   As filed with the Securities and Exchange Commission on September 22, 1995

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                ----------------


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    September 19, 1995


                          DUKE REALTY INVESTMENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Indiana                       1-9044                      35-1740409
   (State or other                 (Commission                (I.R.S. Employer
   jurisdiction of                File Number)               Identification No.)
   incorporation or
   organization)


                       8888 Keystone Crossing, Suite 1200
                              Indianapolis, Indiana                     46240
                    (Address of principal executive offices)          (Zip Code)



          Registrant's telephone number, including area code:    (317) 574-3531



                                 NOT APPLICABLE
            (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Exhibit
-------   -------

  1.1 Underwriting Agreement dated September 19, 1995, which is being filed pursuant to Regulation S-K Item 601(b) (1) in lieu of filing the otherwise required exhibit to the registration statement on Form S-3 of the Registrant and Duke Realty Limited Partnership, file no. 33-61361, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

  1.2 Terms Agreements dated September 19, 1995, which are being filed pursuant to Regulation S-K Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

  4.1 Indenture between Duke Realty Limited Partnership and The First National Bank of Chicago, which is being filed pursuant to Regulation 8-K Item 601 (b)(4) as an exhibit to the Registration Statement and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

  4.2 Supplemental Indenture dated as of September 19, 1995 between Duke Realty Limited Partnership and The First National Bank of Chicago, which is being filed pursuant to Regulation S-K Item 601(b)(4) as an exhibit to the Registration Statement and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

  5 Opinion of Bose McKinney & Evans, including consent, which is being filed pursuant to Regulation S-K Item 601(b)(5) as a supplement to the opinion filed as Exhibit 5 to the Registration Statement and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DUKE REALTY INVESTMENTS, INC.


Date:  September 19, 1995                      By:  /s/ Dennis D. Oklak
                                                    ------------------------
                                                    Dennis D. Oklak
                                                    Vice President

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